Exhibit 99.2

Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Revenues and Other Income
Sales and other operating revenues*	45,783	46,747	42,945	43,985	179,460	41,263				41,263
Equity in earnings of affiliates	734	815	959	626	3,134	1,039				1,039
Net gain (loss) on dispositions	2	188	(1)	4	193	1				1
Other income	1	77	4	53	135	23				23
Total Revenues and Other Income	46,520	47,827	43,907	44,668	182,922	42,326				42,326

Costs and Expenses
Purchased crude oil and products	40,328	40,398	36,189	37,568	154,483	35,264				35,264
Operating expenses	1,092	984	884	1,072	4,032	978				978
Selling, general and administrative expenses	349	480	432	461	1,722	332				332
Depreciation and amortization	216	224	229	244	913	245				245
Impairments	43	275	248	592	1,158	24				24
Taxes other than income taxes*	3,420	3,475	3,410	3,436	13,741	3,324				3,324
Accretion on discounted liabilities	5	6	7	7	25	6				6
Interest and debt expense	13	83	74	76	246	70				70
Foreign currency transaction (gains) losses	(15)	8	(15)	(7)	(29)	2				2
Total Costs and Expenses	45,451	45,933	41,458	43,449	176,291	40,245				40,245
Income before income taxes	1,069	1,894	2,449	1,219	6,631	2,081				2,081
Provision for income taxes	431	712	848	509	2,500	671				671
Net Income	638	1,182	1,601	710	4,131	1,410				1,410
Less: net income attributable to
noncontrolling interests	2	1	2	2	7	3				3
Net Income Attributable to Phillips 66	636	1,181	1,599	708	4,124	1,407				1,407
* Includes excise taxes on petroleum products sales:	3,321	3,389	3,312	3,349	13,371	3,258				3,258

Net Income Attributable to Phillips 66
Per Share of Common Stock (dollars)
Basic	1.01	1.88	2.53	1.12	6.55	2.25				2.25
Diluted	1.00	1.86	2.51	1.11	6.48	2.23				2.23

Average Common Shares Outstanding (in thousands)
Basic	627,628	628,510	630,672	628,527	628,835	625,030				625,030
Diluted	634,645	635,157	637,913	635,634	636,764	631,288				631,288

SUMMARY OF INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66 BY SEGMENT

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	108	(75)	(72)	92	53	110				110
Chemicals	217	207	153	246	823	282				282
Refining	393	916	1,545	363	3,217	922				922
Marketing and Specialties	(12)	252	98	127	465	188				188
Corporate and Other	(70)	(119)	(125)	(120)	(434)	(95)				(95)
Consolidated	636	1,181	1,599	708	4,124	1,407				1,407

SUMMARY OF INCOME (LOSS) BEFORE TAXES BY SEGMENT

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	174	(125)	(95)	135	89	175				175
Chemicals	300	307	236	346	1,189	403				403
Refining	616	1,546	2,351	771	5,284	1,399				1,399
Marketing and Specialties	84	343	128	187	742	279				279
Corporate and Other	(105)	(177)	(171)	(220)	(673)	(175)				(175)
Consolidated	1,069	1,894	2,449	1,219	6,631	2,081				2,081

EFFECTIVE TAX RATES

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	36.8%	40.8%	26.3%	30.4%	32.6%	35.4%				35.4%
Chemicals	27.7%	32.6%	35.2%	28.9%	30.8%	30.0%				30.0%
Refining	36.2%	40.8%	34.3%	52.9%	39.1%	34.1%				34.1%
Marketing and Specialties	114.3%	26.5%	23.4%	32.1%	37.3%	32.6%				32.6%
Corporate and Other	33.3%	32.8%	26.9%	45.5%	35.5%	45.7%				45.7%
Consolidated	40.3%	37.6%	34.6%	41.8%	37.7%	32.2%				32.2%

SUMMARY OF ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66 BY SEGMENT

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	108	95	88	71	362	83				83
Chemicals	217	242	275	246	980	282				282
Refining	454	885	1,545	960	3,844	909				909
Marketing and Specialties	55	284	98	127	564	202				202
Corporate and Other	(70)	(89)	(112)	(92)	(363)	(95)				(95)
Consolidated	764	1,417	1,894	1,312	5,387	1,381				1,381

SPECIAL ITEMS INCLUDED IN NET INCOME ATTRIBUTABLE TO PHILLIPS 66
(AFTER-TAX)

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Gain on share issuance by equity affiliate	-	-	-	-	-	27				27
Impairments	-	(170)	(160)	-	(330)	-				-
Pending claims and settlements	-	-	-	23	23	-				-
Hurricane-related costs	-	-	-	(2)	(2)	-				-
Total Midstream	-	(170)	(160)	21	(309)	27				27

Chemicals
Impairments	-	-	(27)	-	(27)	-				-
Premium on early debt retirement	-	(35)	(54)	-	(89)	-				-
Repositioning tax impacts	-	-	(41)	-	(41)	-				-
Total Chemicals	-	(35)	(122)	-	(157)	-				-

Refining
Gain (loss) on asset sales	-	104	-	-	104	-				-
Impairments	(42)	-	-	(564)	(606)	-				-
Pending claims and settlements	(19)	-	-	-	(19)	-				-
Repositioning tax impacts	-	(73)	-	-	(73)	-				-
Tax law impacts	-	-	-	-	-	13				13
Hurricane-related costs	-	-	-	(33)	(33)	-				-
Total Refining	(61)	31	-	(597)	(627)	13				13

Marketing and Specialties
Gain (loss) on asset sales	-	2	-	-	2	-				-
Pending claims and settlements	-	(38)	-	-	(38)	16				16
Repositioning tax impacts	(67)	4	-	-	(63)	-				-
Exit of a business line	-	-	-	-	-	(34)				(34)
Tax law impacts	-	-	-	-	-	4				4
Total Marketing and Specialties	(67)	(32)	-	-	(99)	(14)				(14)

Corporate and Other
Impairments	-	-	-	(16)	(16)	-				-
Repositioning costs	-	(30)	(13)	(12)	(55)	-				-
Total Corporate and Other	-	(30)	(13)	(28)	(71)	-				-

Total Phillips 66	(128)	(236)	(295)	(604)	(1,263)	26				26

Refining—Regional Totals
Atlantic Basin/Europe	(42)	31	-	(33)	(44)	7				7
Gulf Coast	-	-	-	-	-	-				-
Central Corridor	-	-	-	-	-	3				3
Western/Pacific	-	-	-	(564)	(564)	2				2
Other Refining	(19)	-	-	-	(19)	1				1
Total Refining	(61)	31	-	(597)	(627)	13				13

Marketing and Specialties
Marketing	(67)	(32)	-	-	(99)	20				20
Specialties	-	-	-	-	-	(34)				(34)
Total Marketing and Specialties	(67)	(32)	-	-	(99)	(14)				(14)

SPECIAL ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS
(PRE-TAX)

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	-	(275)	(248)	35	(488)	43				43

Chemicals	-	(57)	(130)	-	(187)	-				-

Refining
Atlantic Basin/Europe	(42)	185	-	(54)	89	12				12
Gulf Coast	-	-	-	-	-	-				-
Central Corridor	-	-	-	-	-	5				5
Western/Pacific	-	-	-	(564)	(564)	3				3
Other Refining	(31)	-	-	-	(31)	2				2
Total Refining	(73)	185	-	(618)	(506)	22				22

Marketing and Specialties
Marketing	-	(58)	-	-	(58)	31				31
Specialties	-	-	-	-	-	(54)				(54)
Total Marketing and Specialties	-	(58)	-	-	(58)	(23)				(23)

Corporate and Other	-	(46)	(21)	(43)	(110)	-				-

Total Phillips 66	(73)	(251)	(399)	(626)	(1,349)	42				42

CASH FLOW INFORMATION

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Flows From Operating Activities
Net income	638	1,182	1,601	710	4,131	1,410				1,410
Depreciation and amortization	216	224	229	244	913	245				245
Impairments	43	275	248	592	1,158	24				24
Accretion on discounted liabilities	5	6	7	7	25	6				6
Deferred taxes	169	9	(67)	110	221	81				81
Undistributed equity earnings	(349)	(212)	(367)	56	(872)	77				77
Net (gain)/loss on dispositions	(2)	(188)	1	(4)	(193)	(1)				(1)
Other	(178)	164	95	(12)	69	(34)				(34)
Net working capital changes	(903)	(26)	171	(398)	(1,156)	405				405
Net Cash Provided by
(Used in) Operating Activities	(361)	1,434	1,918	1,305	4,296	2,213				2,213

Cash Flows From Investing Activities
Capital expenditures and investments	(218)	(270)	(339)	(894)	(1,721)	(387)				(387)
Proceeds from asset dispositions	6	234	19	27	286	9				9
Advances/loans—related parties	-	-	(100)	-	(100)	-				-
Collection of advances/loans—related parties	-	-	-	-	-	55				55
Other	-	-	-	-	-	-				-
Net Cash Used in Investing Activities	(212)	(36)	(420)	(867)	(1,535)	(323)				(323)

Cash Flows From Financing Activities
Contributions from (distributions to) ConocoPhillips	891	(6,146)	-	-	(5,255)	-				-
Issuance of debt	5,794	2,000	-	-	7,794	-				-
Repayment of debt	(7)	(191)	(8)	(1,004)	(1,210)	(3)				(3)
Issuance of common stock	-	2	21	24	47	(6)				(6)
Repurchase of common stock	-	-	(111)	(245)	(356)	(382)				(382)
Dividends paid on common stock	-	-	(125)	(157)	(282)	(194)				(194)
Change in restricted cash	(6,050)	6,050	-	-	-	-				-
Other	(55)	(12)	27	1	(39)	-				-
Net Cash Provided by (Used in)
Financing Activities	573	1,703	(196)	(1,381)	699	(585)				(585)

Effect of Exchange Rate Changes	-	3	24	(13)	14	(26)				(26)

Net Change in Cash
and Cash Equivalents	-	3,104	1,326	(956)	3,474	1,279				1,279
Cash and cash equivalents
at beginning of period	-	-	3,104	4,430	-	3,474				3,474
Cash and Cash Equivalents
at End of Period	-	3,104	4,430	3,474	3,474	4,753				4,753

CAPITAL PROGRAM

	Millions of Dollars
	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Consolidated Capital Expenditures and Investments
Midstream**	33	41	62	568	704	110				110
Chemicals	-	-	-	-	-	-				-
Refining	171	176	149	242	738	136				136
Marketing and Specialties	14	27	35	63	139	102				102
Corporate and Other	-	26	93	21	140	39				39
Total Consolidated	218	270	339	894	1,721	387				387

Proportional Share of Select Equity Affiliates Capital Expenditures and Investments*
DCP Midstream (Midstream)**	225	338	410	351	1,324	274				274
CPChem (Chemicals)	75	72	93	131	371	107				107
WRB Refining (Refining)	13	24	36	63	136	29				29
Select Equity Affiliates	313	434	539	545	1,831	410				410

Total Capital Program*
Midstream**	258	379	472	919	2,028	384				384
Chemicals	75	72	93	131	371	107				107
Refining	184	200	185	305	874	165				165
Marketing and Specialties	14	27	35	63	139	102				102
Corporate and Other	-	26	93	21	140	39				39
Total Capital Program	531	704	878	1,439	3,552	797				797
* Includes Phillips 66’s portion of self-funded capital spending by WRB Refining, DCP Midstream and Chevron Phillips Chemical Company.
** 4th quarter 2012 consolidated amount includes acquisition of a one-third interest in the Sand Hills and Southern Hills pipeline projects from DCP Midstream for $459 million. This amount is also included in DCP Midstream's capital spending through 2012.

MIDSTREAM

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream Net Income (Loss) Attributable to Phillips 66 ($ Millions)
DCP Midstream	60	42	39	38	179	56				56
NGL operations	19	29	17	19	84	9				9
Transportation	29	(146)	(128)	35	(210)	45				45
Midstream Net Income (Loss) Attributable
to Phillips 66	108	(75)	(72)	92	53	110				110

Midstream Income (Loss) before Income Taxes ($ Millions)
DCP Midstream	93	66	62	58	279	87				87
NGL operations	31	45	28	24	128	15				15
Transportation	50	(236)	(185)	53	(318)	73				73
Midstream Income (Loss) before Income Taxes	174	(125)	(95)	135	89	175				175

Depreciation and Amortization ($ Millions)
DCP Midstream	-	-	-	-	-	-				-
NGL operations	-	1	-	-	1	1				1
Transportation	18	21	19	24	82	18				18
Total	18	22	19	24	83	19				19

Operating and SG&A Expense ($ Millions)
DCP Midstream	(2)	1	(1)	-	(2)	-				-
NGL operations	19	16	9	12	56	14				14
Transportation	100	98	97	110	405	94				94
Total	117	115	105	122	459	108				108

Transportation Volumes (MB/D)
Pipelines*	2,834	2,870	3,011	2,875	2,898	3,052				3,052
Terminals	1,134	1,181	1,221	1,141	1,169	1,041				1,041
* Pipelines represents the sum of volumes transported through each separately tariffed pipeline segment, including our share of equity volumes in Yellowstone and Lake Charles pipelines.

PSX Other Volumes
NGL Fractionated (MB/D)	105	93	113	110	105	117				117

100% DCP Midstream Results
Net Income, excludes parent company income tax
related to DCP's earnings ($ Millions)	144	132	95	115	486	91				91

Depreciation and Amortization ($ Millions)	120	37	68	66	291	69				69

Operating and SG&A Expense ($ Millions)	226	236	258	244	964	228				228

Net Interest Expense ($ Millions)*	56	47	43	47	193	50				50
* Net of interest income

Capex and Investments ($ Millions)	450	676	820	701	2,647	547				547

Selected DCP Volumes and Gross Margin by Major Contract Type (excludes current quarter)
Percentage of Proceeds (long NGL / long Gas)*
Volume (TBtu/d)	4.8	4.7	4.9	4.9	4.8	**				**
Gross Margin ($ Millions)	225	170	180	210	785	**				**

Keep-whole (long NGL / short Gas)*
Volume (TBtu/d)	0.8	0.8	0.8	0.6	0.8	**				**
Gross Margin ($ Millions)	105	80	60	50	295	**				**

Fee-based Gas (primarily gathering & transport)*
Volume (TBtu/d)	4.7	4.7	4.7	4.6	4.7	**				**
Gross Margin ($ Millions)	60	62	60	70	252	**				**

Fee-based NGL Transport and Fractionation
Volume (MB/D)	214	163	175	192	186	**				**
Gross Margin ($ Millions)	19	15	15	19	68	**				**

Other Gross Margin***
Gross Margin ($ Millions)	152	178	140	163	633	**				**

Total Throughput (TBtu/d)	7.2	7.0	7.2	6.9	7.1	6.9				6.9
NGL Production (MB/D)	412	392	398	405	402	396				396
* Certain volumes earn duplicate revenue streams (i.e. both fee plus processing economics).
** Pending DCP release
*** Includes NGL/Propane Marketing, MTM, Condensate Sales, Gas Marketing activity and other items.

Weighted Average NGL Price*
DCP Midstream ($/BBL)	42.10	32.48	30.21	32.18	34.24	31.09				31.09
DCP Midstream ($/gal)	1.00	0.77	0.72	0.77	0.82	0.74				0.74
* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

CHEMICALS

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Chemicals Net Income Attributable
to Phillips 66 ($ Millions)	217	207	153	246	823	282				282

100% CPChem Results
Net Income, excludes parent company income tax
related to CPChem's earnings ($ Millions)
Olefins & Polyolefins	559	681	693	665	2,598	726				726
Specialties, Aromatics and Styrenics	59	75	(10)	80	204	56				56
Corporate and Other	(10)	(134)	(210)	(45)	(399)	29				29
Total	608	622	473	700	2,403	811				811

Income (Loss) before Income Taxes ($ Millions)
Olefins & Polyolefins	567	692	700	675	2,634	736				736
Specialties, Aromatics and Styrenics	66	83	(2)	86	233	60				60
Corporate and Other	(9)	(133)	(210)	(45)	(397)	30				30
Total	624	642	488	716	2,470	826				826

Depreciation and Amortization ($ Millions)	64	64	155	73	356	64				64

Net Interest Expense ($ Millions)*	7	3	-	(1)	9	(1)				(1)
* Net of interest income

Investing Cash Flows ($ Millions)
Capex and Investments	149	144	186	262	741	214				214
Advances to Equity Companies	35	70	44	66	215	45				45
Advance Repayments from Equity Companies	(103)	(63)	(54)	(83)	(303)	(43)				(43)

Externally Marketed Sales Volumes (MM Lbs)
Olefins & Polyolefins	3,640	3,510	3,811	4,006	14,967	4,036				4,036
Specialties, Aromatics and Styrenics	1,793	1,811	1,545	1,570	6,719	1,496				1,496
Total	5,433	5,321	5,356	5,576	21,686	5,532				5,532

Olefins & Polyolefins Capacity Utilization (%)	94%	92%	97%	90%	93%	91%				91%

Market Indicators
Industry Prices*
Ethylene, Net Transaction Price (cents/lb)	55.17	46.83	45.42	45.67	48.27	48.00				48.00
HDPE Blow Molding (cents/lb)	92.00	88.00	84.33	84.67	87.25	91.67				91.67

Industry Costs*
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	28.25	18.47	19.72	18.62	21.22	13.80				13.80
HDPE, Total Cash Cost (cents/lb)	72.74	64.81	62.04	63.22	65.71	69.26				69.26
* Released by IHS. Reflect the IHS analysis of historical market indicators.

REFINING

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Refining Net Income (Loss) Attributable to Phillips 66 ($ Millions)
Atlantic Basin/Europe	(10)	137	321	117	565	98				98
Gulf Coast	(45)	183	266	175	579	44				44
Central Corridor	405	574	773	511	2,263	589				589
Western/Pacific	(1)	(34)	136	(486)	(385)	62				62
Other Refining	44	56	49	46	195	129				129
Refining Net Income Attributable
to Phillips 66	393	916	1,545	363	3,217	922				922

Refining Income (Loss) before Income Taxes ($ Millions)
Atlantic Basin/Europe	7	312	451	124	894	141				141
Gulf Coast	(70)	283	408	250	871	57				57
Central Corridor	602	891	1,194	783	3,470	925				925
Western/Pacific	18	(21)	212	(444)	(235)	94				94
Other Refining	59	81	86	58	284	182				182
Refining Income before Income Taxes	616	1,546	2,351	771	5,284	1,399				1,399

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	6.43	7.98	12.88	9.85	9.28	8.61				8.61
Gulf Coast	5.95	9.36	11.42	9.08	9.02	8.54				8.54
Central Corridor	19.22	26.72	31.82	27.85	26.37	27.29				27.29
Western/Pacific	10.70	7.91	13.30	12.01	11.04	9.64				9.64
Worldwide	10.39	12.85	16.97	13.99	13.59	13.94				13.94
* Based on total processed inputs and includes proportional share of refining margins contributed by certain equity affiliates.

Depreciation and Amortization ($ Millions)*
Atlantic Basin/Europe	39	40	41	45	165	42				42
Gulf Coast	49	51	50	51	201	52				52
Central Corridor	21	21	21	22	85	27				27
Western/Pacific	49	48	52	49	198	53				53
Other Refining	1	1	1	3	6	3				3
Total	159	161	165	170	655	177				177
* Excludes D&A of all equity affiliates

Operating and SG&A Expense ($ Millions)*
Atlantic Basin/Europe	237	225	203	285	950	257				257
Gulf Coast	332	271	286	322	1,211	327				327
Central Corridor	113	135	97	103	448	98				98
Western/Pacific	257	230	198	228	913	185				185
Other Refining	40	5	17	27	89	23				23
Total	979	866	801	965	3,611	890				890
* Excludes Operating and SG&A Expense of all equity affiliates

Turnaround Expense ($ Millions), included in Operating and SG&A Expense*
Atlantic Basin/Europe	14	5	1	13	33	12				12
Gulf Coast	65	14	12	35	126	64				64
Central Corridor	21	43	3	2	69	6				6
Western/Pacific	76	52	18	34	180	4				4
Total	176	114	34	84	408	86				86
* Excludes Turnaround Expense of all equity affiliates

Taxes Other than Income Taxes, excluding Excise Taxes ($ Millions)
Atlantic Basin/Europe	18	14	20	14	66	18				18
Gulf Coast	22	17	17	16	72	22				22
Central Corridor	10	8	7	8	33	9				9
Western/Pacific	27	27	28	26	108	27				27
Other Refining	2	1	2	1	6	(3)				(3)
Total	79	67	74	65	285	73				73

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	15	(3)	3	2	17	16				16

Refining - Equity Affiliate Information
Equity in earnings of affiliates	313	410	628	191	1,542	517				517
Less: Share of equity affiliate gross margin included in Realized
Refining Margin and other equity affiliate-related costs*	(517)	(564)	(812)	(440)	(2,333)	(719)				(719)
Equity-affiliate-related expenses
not included in Realized Refining Margins	(204)	(154)	(184)	(249)	(791)	(202)				(202)
Regional Totals
Gulf Coast	(30)	(14)	(5)	(17)	(66)	(36)				(36)
Central Corridor	(108)	(101)	(117)	(177)	(503)	(120)				(120)
Other Regions**	(66)	(39)	(62)	(55)	(222)	(46)				(46)
Total	(204)	(154)	(184)	(249)	(791)	(202)				(202)
* Other costs associated with equity affiliates which do not flow through equity earnings.
** Combined equity affiliates reported in Atlantic Basin/Europe and Western/Pacific.

REFINING (continued)

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	573	561	587	497	555	571				571
Total Charge Input (MB/D)	621	612	625	523	595	614				614
Crude Oil Capacity Utilization (%)	98%	95%	100%	84%	94%	97%				97%
Clean Product Yield (%)	85%	85%	84%	82%	84%	85%				85%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	600	670	649	709	657	584				584
Total Charge Input (MB/D)	672	749	730	785	734	643				643
Crude Oil Capacity Utilization (%)	82%	91%	88%	97%	90%	80%				80%
Clean Product Yield (%)	80%	84%	80%	81%	81%	81%				81%

Central Corridor*
Crude Oil Charge Input (MB/D)	479	446	478	413	454	457				457
Total Charge Input (MB/D)	494	459	494	428	469	473				473
Crude Oil Capacity Utilization (%)	102%	95%	102%	88%	97%	96%				96%
Clean Product Yield (%)	88%	87%	87%	88%	88%	87%				87%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

Western/Pacific*
Crude Oil Charge Input (MB/D)	375	391	424	401	398	401				401
Total Charge Input (MB/D)	401	409	439	423	418	441				441
Crude Oil Capacity Utilization (%)	85%	89%	97%	91%	91%	91%				91%
Clean Product Yield (%)	86%	80%	83%	85%	83%	83%				83%
* Includes our proportionate share of a refinery in Melaka, Malaysia.

Worldwide - Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	2,027	2,068	2,138	2,020	2,064	2,013				2,013
Total Charge Input (MB/D)	2,188	2,229	2,288	2,159	2,216	2,171				2,171
Crude Oil Capacity Utilization (%)	91%	93%	96%	91%	93%	90%				90%
Clean Product Yield (%)	84%	84%	83%	83%	84%	84%				84%

Refined Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	243	251	244	196	233	240				240
Distillates	269	253	268	218	252	264				264
Other	115	112	116	113	114	114				114
Total	627	616	628	527	599	618				618
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	228	298	271	289	272	252				252
Distillates	275	305	290	315	296	247				247
Other	179	155	175	190	175	147				147
Total	682	758	736	794	743	646				646

Central Corridor*
Gasoline	250	231	248	222	238	242				242
Distillates	183	168	179	153	171	168				168
Other	63	63	68	55	62	65				65
Total	496	462	495	430	471	475				475
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

Western/Pacific*
Gasoline	176	162	186	183	177	188				188
Distillates	168	164	176	176	171	177				177
Other	59	86	75	66	71	80				80
Total	403	412	437	425	419	445				445
* Includes our proportionate share of a refinery in Melaka, Malaysia.

Worldwide - Including Proportionate Share of Equity Affiliates
Gasoline	897	942	949	890	920	922				922
Distillates	895	890	913	862	890	856				856
Other	416	416	434	424	422	406				406
Total	2,208	2,248	2,296	2,176	2,232	2,184				2,184

REFINING (continued)

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Market Indicators
Crude and Crude Differentials ($/BBL)
WTI	102.99	93.44	92.11	88.09	94.16	94.29				94.29
Brent	118.49	108.19	109.61	110.02	111.58	112.55				112.55
LLS	119.60	108.47	109.40	109.43	111.72	113.92				113.92
ANS	118.31	110.01	109.08	107.04	111.11	111.02				111.02
WTI less Maya	(5.94)	(5.58)	(5.38)	(4.73)	(5.41)	(8.54)				(8.54)
WTI less WCS	27.00	19.80	15.30	27.55	22.41	27.02				27.02

Natural Gas ($/MCF)
Henry Hub	2.46	2.27	2.87	3.39	2.75	3.48				3.48

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	6.18	17.28	19.31	8.43	12.80	9.70				9.70
East Coast Distillate less Brent	15.72	16.87	21.03	23.14	19.19	18.78				18.78
Gulf Coast
Gulf Coast Gasoline less LLS	5.06	11.44	12.35	(1.34)	6.88	3.41				3.41
Gulf Coast Distillate less LLS	12.99	15.13	19.68	18.03	16.46	15.67				15.67
Central Corridor
Central Gasoline less WTI	18.32	27.23	34.24	21.58	25.34	24.04				24.04
Central Distillate less WTI	27.86	30.38	39.47	42.30	35.00	35.72				35.72
Western/Pacific
West Coast Gasoline less ANS	15.91	17.11	18.56	12.94	16.13	18.34				18.34
West Coast Distillate less ANS	17.66	14.68	22.63	22.80	19.44	20.67				20.67

Worldwide Market Crack Spread ($/BBL)*	12.78	17.85	21.61	14.39	16.66	15.50				15.50
* Weighted average based on Phillips 66 crude capacity.

MARKETING AND SPECIALTIES

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Marketing and Specialties Net Income (Loss) Attributable to Phillips 66 ($ Millions)
Marketing and other	(67)	201	46	83	263	173				173
Specialties	55	51	52	44	202	15				15
Marketing and Specialties
Net Income Attributable to Phillips 66	(12)	252	98	127	465	188				188

Marketing and Specialties Income (Loss) before Income Taxes ($ Millions)
Marketing and other	(3)	261	47	114	419	254				254
Specialties	87	82	81	73	323	25				25
Marketing and Specialties
Income (Loss) before Income Taxes	84	343	128	187	742	279				279

Realized Marketing Fuel Margin ($/BBL)*
U.S.	0.22	1.80	0.41	0.99	0.87	1.02				1.02
International	2.42	6.36	3.91	3.99	4.17	3.16				3.16
* 3rd Party Petroleum Products Sales

Realized Margins not included in Marketing Fuel Margin ($ Millions)**
Marketing and other	178	165	189	157	689	210				210
Specialties	122	122	122	120	486	92				92
Total	300	287	311	277	1,175	302				302
** Excludes Gain on Dispositions and Excise Tax Income

Depreciation and Amortization ($ Millions)
Marketing and other	34	34	33	35	136	30				30
Specialties	5	4	4	4	17	6				6
Total	39	38	37	39	153	36				36

Operating and SG&A Expense ($ Millions)
Marketing and other	236	332	282	276	1,126	194				194
Specialties	28	34	37	39	138	40				40
Total	264	366	319	315	1,264	234				234

Marketing Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	933	1,067	998	1,036	1,009	1,016				1,016
Distillates	820	845	813	771	812	763				763
Other	-	-	-	-	-	-				-
Total	1,753	1,912	1,811	1,807	1,821	1,779				1,779

International Marketing
Gasoline	91	94	93	90	92	89				89
Distillates	168	164	175	185	173	193				193
Other	15	18	19	18	17	16				16
Total	274	276	287	293	282	298				298

Worldwide Marketing
Gasoline	1,024	1,161	1,091	1,126	1,101	1,105				1,105
Distillates	988	1,009	988	956	985	956				956
Other	15	18	19	18	17	16				16
Total	2,027	2,188	2,098	2,100	2,103	2,077				2,077

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	1	(7)	8	5	7	3				3

CORPORATE AND OTHER

	2012					2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Corporate and Other Net Income (Loss)
Attributable to Phillips 66 ($ Millions)	(70)	(119)	(125)	(120)	(434)	(95)				(95)

Detail of Net Income (Loss)
Attributable to Phillips 66 ($ Millions)
Net interest expense	(9)	(45)	(47)	(47)	(148)	(43)				(43)
Corporate overhead	(28)	(21)	(30)	(37)	(116)	(34)				(34)
Technology	(13)	(11)	(11)	(14)	(49)	(12)				(12)
Repositioning Costs	-	(30)	(13)	(12)	(55)	-				-
Other	(20)	(12)	(24)	(10)	(66)	(6)				(6)
Total	(70)	(119)	(125)	(120)	(434)	(95)				(95)

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(13)	(83)	(74)	(76)	(246)	(70)				(70)
Capitalized interest	-	-	-	-	-	-				-
Interest revenue	-	12	2	4	18	5				5
Premium on early debt retirement	-	-	-	(3)	(3)	-				-
Total	(13)	(71)	(72)	(75)	(231)	(65)				(65)

Foreign Currency Gains
(Losses) After-Tax ($ Millions)	-	(1)	1	-	-	(1)				(1)

Phillips 66 Total Company
Debt
Total Debt ($ Millions)	6,178	7,986	7,978	6,974	6,974	6,971				6,971
Debt-to-Capital Ratio (%)	20%	30%	28%	25%	25%	25%				25%

Total Equity ($ Millions)	24,943	18,979	20,606	20,806	20,806	21,378				21,378